                 Municipal Partners
                 Fund Inc.


                 Annual Report
                 DECEMBER 31, 1998

MUNICIPAL PARTNERS FUND INC.

February 8, 1999

To Our Shareholders:

We are pleased to provide this annual report for the Municipal Partners Fund Inc. ("Fund") for the year ended December 31, 1998. The Fund distributed income dividends to common shareholders totaling $0.80 per share during the year. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's December 31, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

       Price                  Annualized            Twelve-Month
     Per Share            Distribution Rate*        Total Return
     ----------           ------------------        ------------
    $14.92 (NAV)                 5.35%                  6.01%
    $14.125 (NYSE)               5.65%                  10.89%

In comparison, the Lipper General Muni Leveraged Fund Index posted a total return based on NAV of 6.00% for the same period.

During 1998, the U.S. stood out as an island of economic prosperity in a world of political and financial turmoil. Despite downward pressures from overseas, the growth of the domestic economy was steady throughout the year. Meanwhile, inflation (as measured by the Core Consumer Price Index) -- the enemy of fixed income investors -- was surprisingly tame at 1.60% for 1998, the lowest level since 1965.

Early in the year, concerns over the Asian contagion caused global investors to flock to U.S. Treasuries as a safe-haven. Treasury yields fell as demand for these securities increased. Shortly thereafter, market players shifted their attention to the strong domestic economy. Technical factors (e.g. a tight labor market and accelerated economic growth) generated uneasiness in the fixed-income markets for fear of an increase in inflation and interest rate hikes. As a result of the general sentiment, bonds reversed course and yields rose. Over the summer, escalating concerns over struggling Asian economies, developing problems in Latin America and, finally, the near collapse of the Russian financial markets, sent the capital markets tumbling. A flight to quality arose sending panicked investors to the safe-haven of U.S. Treasuries causing government bond yields to fall to historic lows. In the latter part of 1998, the Federal Reserve Board ("Fed") lowered its short-term lending rate by 25 basis points on three separate occasions. The Fed's intervention successfully restored liquidity and confidence in the market.

The municipal market was not significantly impacted by the heightened volatility resulting from economic turmoil overseas. In fact, municipal bonds benefited from low interest rates, benign inflation and stable U.S. economic growth. Municipal securities performed well throughout the year versus other fixed income asset classes.

State and local governments issued approximately $284 billion of debt during 1998, which is just shy of 1993's record pace of $292 billion. A notable difference between 1993 and 1998, was the type of debt issued during the respective years. Most of the debt issued during 1993 was for refunding purposes while the majority of debt issued in 1998 was for new project funding. Strong demand from property and casualty insurance companies, mutual funds and corporations helped absorb the abundant supply. Additionally, generous municipal yields versus U.S. Treasuries sparked demand from non-traditional buyers of municipal bonds.

--------------------------------------------------------------------------------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.0665 per share for common shareholders for twelve months.

MUNICIPAL PARTNERS FUND INC.

Throughout the year, municipal bond issuers benefited from a strong national economy, which facilitated capital funding. Standard & Poor's, a debt credit rating agency, reported that the number of improving credits outpaced weakening issues.

As of December 31, 1998, the Fund's long-term holdings consisted of 26 issues in 26 different states. The portfolio's credit quality remains high with an average rating of "AA". The industry sector weightings are well-diversified, with the greatest emphasis in Housing, Industrial Development and Healthcare. For the year ended December 31, 1998, the Fund outperformed the Lipper General Muni Leveraged Fund Index by 0.01%. It achieved these results despite the relative weakness of one holding in the Healthcare sector.

We expect technical factors (supply and demand) to improve in 1999 through a reduction in new issue volume. The reduction in new issuance may diminish the municipal yield ratios to U.S. Treasuries. Moreover, a decrease in supply coupled with steady demand should allow for price appreciation of these securities; which is a contributing factor of total return performance. In response to the relatively tight risk premium levels of lower quality bonds, we will continue to invest in the higher quality spectrum of the municipal market.

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the credo for managing the Fund. We believe the asset class is attractive for its portfolio diversification benefits, current yield ratios and low correlation to U.S. Treasuries and other investment categories.

We appreciate your continued support of the Fund and encourage you to call 888-777-0102 with any questions.



Cordially,



/s/ William D. Cvengros                           /s/ Heath B. McLendon

WILLIAM D. CVENGROS                               HEATH B. MCLENDON
Co-Chairman of the Board                          Co-Chairman of the Board


/s/ Robert E. Amodeo

ROBERT E. AMODEO
Executive Vice President


SPECIAL SHAREHOLDER NOTICE. In September, 1998, Robert E. Amodeo became portfolio manager of the Fund, primarily responsible for the Fund's day-to-day investments. Mr. Amodeo is a Director of Salomon Brothers Asset Management Inc, which he joined in 1992, and has been involved in the portfolio management of the Fund since its inception.

MUNICIPAL PARTNERS FUND INC.

Schedule of Investments
December 31, 1998


     FACE
    AMOUNT     RATING(a)                            Security                                      VALUE
----------------------------------------------------------------------------------------------------------
Long-Term Investments -- 97.7%

ALABAMA -- 1.1%
 $1,225,000      BBB     Courtland, AL IDB Solid Waste Disposal Revenue
                           (Champion International Corporation Project), Series A,
                           7.000% due 11/1/22........................................         $  1,329,664
                                                                                              ------------
CALIFORNIA -- 1.9%
  2,000,000      A2*     West Covina, CA COP (Queen of the Valley Hospital),
                           6.500% due 8/15/14, Pre-Refunded 8/15/04..................            2,302,000
                                                                                              ------------
COLORADO -- 2.6%
  3,000,000      BBB     Colorado Health Facilities Authority Hospital Revenue
                           (Rocky Mountain Adventist Healthcare Project),
                           6.625% due 2/1/22.........................................            3,213,120
                                                                                              ------------
CONNECTICUT -- 2.4%
  1,000,000     BBB-     Connecticut State Health & Educational Facilities Authority
                           Revenue (Windham Community Memorial Hospital),
                           Series C, 6.000% due 7/1/20...............................            1,040,800
  1,860,000      AAA     Connecticut State Special Tax Obligation Revenue, Series B,
                           FSA-Insured, 5.250% due 11/1/15...........................            1,947,104
                                                                                              ------------
                                                                                                 2,987,904
                                                                                              ------------
GEORGIA -- 3.4%
    315,000      AAA     Fulton County, GA Housing Authority Single-Family Mortgage,
                           6.600% due 3/1/28.........................................              332,643
  1,375,000      AA      Fulton County, GA School District Refunding GO,
                           5.250% due 1/1/14.........................................            1,469,531
  2,250,000      AAA     Georgia Municipal Electric Authority Power Revenue,
                           Series Z, FGIC-Insured, 5.500% due 1/1/20.................            2,404,350
                                                                                              ------------
                                                                                                 4,206,524
                                                                                              ------------
ILLINOIS -- 5.2%
  1,165,000      AAA     Illinois Health Facilities Authority Revenue (Highland
                           Park Hospital Project), Series A, MBIA-Insured,
                           5.500% due 10/1/08........................................            1,257,478
  1,500,000      A+      Illinois Health Facilities Authority Revenue Refunding
                           (Lutheran General Health System), Series C,
                           7.000% due 4/1/14.........................................            1,849,575
  3,000,000      AAA     Illinois State Sales Tax Revenue, Series V, 6.375% due 6/15/20          3,369,660
                                                                                              ------------
                                                                                                 6,476,713
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
                                   See notes to financial statements.
                                                                                                    Page 3

MUNICIPAL PARTNERS FUND INC.

December 31, 1998


     FACE
    AMOUNT     RATING(a)                            Security                                      VALUE
----------------------------------------------------------------------------------------------------------
KANSAS -- 0.9%
 $1,000,000      AAA     Kansas State Development Finance Authority Revenue
                           (Sisters of Charity, Leavenworth), MBIA-Insured,
                           5.250% due 12/1/10........................................         $  1,067,020
                                                                                              ------------
MAINE -- 2.2%
                         Maine State Housing Authority Mortgage Purchase:
  2,090,000      AA        Series A-2, 6.650% due 11/15/25...........................            2,236,342
    525,000      AA        Series A-4, 6.375% due 11/15/12...........................              552,741
                                                                                              ------------
                                                                                                 2,789,083
                                                                                              ------------
MARYLAND -- 3.3%
  3,750,000      AAA     Northeast Maryland Waste Disposal Authority, Solid Waste
                           Revenue (Montgomery County Resource Recovery,
                           Ogden Martin Systems Project A), MBIA-Insured,
                           6.300% due 7/1/16.........................................            4,110,975
                                                                                              ------------

MASSACHUSETTS -- 4.8%
  2,250,000      AA-     Massachusetts State GO, Series C, 5.250% due 8/1/17.........            2,368,935
  3,255,000      AA      Massachusetts State Special Obligation Revenue,
                           Series A, 5.500% due 6/1/13...............................            3,570,507
                                                                                              ------------
                                                                                                 5,939,442
                                                                                              ------------
MINNESOTA -- 2.8%
  3,320,000      AA+     Minnesota State Housing Finance Agency Single-Family Mortgage,
                           Series H, 6.500% due 1/1/26...............................            3,508,377
                                                                                              ------------
MONTANA -- 1.7%
  2,000,000      AA+     Montana State Board Housing Single-Family Program,
                           Series A-2, 6.050% due 12/1/12............................            2,127,140
                                                                                              ------------
NEVADA -- 6.0%
  1,350,000      AAA     Clark County, NV Passenger Facility Revenue (Macarran
                           International Airport), MBIA-Insured, 5.750% due 7/1/23...            1,419,417
                         Nevada Housing Division, Single-Family Program, Series B-2:
  4,355,000     Aa2*       6.400% due 10/1/25........................................            4,602,277
  1,300,000      Aa*       6.950% due 10/1/26........................................            1,394,497
                                                                                              ------------
                                                                                                 7,416,191
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
                                     See notes to financial statements.

Page 4


MUNICIPAL PARTNERS FUND INC.

December 31, 1998


     FACE
    AMOUNT     RATING(a)                            Security                                      VALUE
----------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE -- 0.5%
 $  570,000      A+      New Hampshire State HFA, Single-Family Residential,
                           Series A, 6.800% due 7/1/15...............................         $    606,645
                                                                                              ------------
NEW JERSEY -- 9.5%
  5,150,000      AAA     New Jersey EDA, PCR (Public Service Electric and Gas
                           Co. Project), MBIA-Insured, 6.400% due 5/1/32.............            5,695,437
  1,000,000      AAA     New Jersey EDA, Revenue Refunding (Trenton Office Complex),
                           FSA-Insured, 5.250% due 6/15/12...........................            1,075,590
  4,450,000      AAA     New Jersey EDA, Water Facilities Revenue (New Jersey
                           American Water Co., Inc. Project), FGIC-Insured,
                           6.875% due 11/1/34........................................            5,068,283
                                                                                              ------------
                                                                                                11,839,310
                                                                                              ------------
NEW YORK -- 4.9%
  1,500,000      AAA     Long Island Power Authority, NY Electric Systems Revenue,
                           Series A, FSA-Insured, 5.500% due 12/1/12.................            1,645,830
    950,000      AAA     Port Authority of New York and New Jersey Construction,
                           Ninety-Sixth Series, FGIC-Insured, 6.600% due 10/1/23.....            1,062,813
  3,100,000      A+      Triborough Bridge & Tunnel Authority, NY General Purpose
                           Revenue, Series Y, 5.500% due 1/1/17......................            3,359,594
                                                                                              ------------
                                                                                                 6,068,237
                                                                                              ------------
OHIO -- 8.1%
  2,000,000      BBB     Miami County, OH Hospital Facilities Revenue Refunding
                           & Improvement (Upper Valley Medical Center),
                           6.250% due 5/15/13........................................            2,127,380
  7,200,000      AA-     Ohio State Water Development Authority Solid Waste Disposal
                           Revenue (Cargill Inc.), 6.300% due 9/1/20.................            7,914,312
                                                                                              ------------
                                                                                                10,041,692
                                                                                              ------------
PENNSYLVANIA -- 2.6%
  3,000,000      AAA     Delaware Valley, PA Regional Finance Authority Local
                           Government Revenue, Series A, AMBAC-Insured,
                           5.500% due 8/1/28.........................................            3,266,580
                                                                                              ------------
RHODE ISLAND -- 2.7%
  3,115,000      AA+     Rhode Island Housing & Mortgage Finance Corporation,
                           Homeownership Opportunity, Series 7B, 6.800% due 10/1/25..            3,311,027
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
                                    See notes to financial statements.

                                                                                                    Page 5


MUNICIPAL PARTNERS FUND INC.

December 31, 1998



     FACE
    AMOUNT     RATING(a)                            Security                                      VALUE
----------------------------------------------------------------------------------------------------------
SOUTH DAKOTA -- 4.2%
 $4,955,000      AAA     South Dakota Housing Development Authority, Homeowner
                           Mortgage, Series D, 6.850% due 5/1/26.....................         $  5,273,607
                                                                                              ------------
TENNESSEE -- 3.1%
  3,400,000      AA-     The IDB of Humphreys County, TN Solid Waste Disposal Revenue
                           (E.I. du Pont de Nemours and Company Project),
                           6.700% due 5/1/24.........................................            3,789,606
                                                                                              ------------
TEXAS -- 13.1%
  3,130,000      AAA     Bell County, TX Health Facilities Development Corp.
                           Revenue Refunding & Improvement (Cook Childrens
                           Hospital), FSA-Insured, 5.000% due 12/1/17................            3,100,046
  6,000,000      AA      Lower Neches Valley Authority, TX Industrial Development Corp.
                           Sewerage Facilities Revenue (Mobil Oil Refining
                           Corporate Project), 6.400% due 3/1/30.....................            6,532,380
  3,000,000     BBB+     Richardson, TX Hospital Authority Hospital Revenue Refunding
                           & Improvement (Richardson Medical Center),
                           6.750% due 12/1/23........................................            3,369,720
    280,000      AA      Texas State Veterans Housing Assistance, 6.800% due 12/1/23.              301,652
  2,750,000      BBB     West Side Calhoun County, TX Navigation District Solid Waste
                           Disposal Revenue (Union Carbide Chemicals),
                           6.400% due 5/1/23.........................................            2,898,472
                                                                                              ------------
                                                                                                16,202,270
                                                                                              ------------
VIRGINIA -- 2.9%
  2,000,000      A+      Giles County, VA IDA Revenue (Hoechst Celanese Project),
                           5.950% due 12/1/25........................................            2,075,500
    500,000      AAA     Richmond, VA Metropolitan Authority Expressway Revenue
                           Refunding, FGIC-Insured, 5.250% due 7/15/12...............              537,965
    955,000      AA+     Virginia State Housing Development Authority, Commonwealth
                           Mortgage, Subseries B-5, 6.300% due 1/1/27................              995,196
                                                                                              ------------
                                                                                                 3,608,661
                                                                                              ------------
WASHINGTON -- 4.3%
  3,500,000      AA+     Washington State GO, Series C, 5.500% due 7/1/16............            3,798,725
  1,420,000      AAA     Washington State Housing Finance Commission, Single-Family
                           Mortgage Revenue Refunding, Series D-1, 6.150% due 1/1/26.            1,569,142
                                                                                              ------------
                                                                                                 5,367,867
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
                                     See notes to financial statements.

Page 6


MUNICIPAL PARTNERS FUND INC.

December 31, 1998


     FACE
    AMOUNT     RATING(a)                            Security                                      VALUE
----------------------------------------------------------------------------------------------------------
WEST VIRGINIA -- 2.2%
 $2,445,000      A-      West Virginia State Water Development Authority,
                           Loan Program II, Series A, 7.000% due 11/1/31,
                           Pre-Refunded 11/1/01......................................         $  2,707,544
                                                                                              ------------
WISCONSIN -- 1.3%
  1,470,000      AA      Wisconsin State Refunding GO, Series 1, 5.500% due 11/1/12..            1,620,381
                                                                                              ------------

                         Total Long-Term Investments (Cost-- $113,414,677)...........          121,177,580
                                                                                              ------------
Short-Term Investments -- 2.3%

INDIANA -- 0.7%
    800,000     A-1+     Rockport, IN PCR Refunding (AEP Generating Project),
                           VRDD, AMBAC-Insured 5.150% due 7/1/25.....................              800,000
                                                                                              ------------
MISSISSIPPI -- 0.7%
    900,000     A-1+     Harrison County, MS PCR (E. I. du Pont de Nemours),
                           VRDD, 5.150% due 9/1/10...................................              900,000
                                                                                              ------------
NEVADA -- 0.2%
    300,000     A-1+     Clark County, NV IDR (Nevada Cogeneration I Project),
                           VRDD, 5.250% due 11/1/20..................................              300,000
                                                                                              ------------
VIRGINIA -- 0.7%
                         King George County, VA IDA Exempt Facility Revenue
                           (Birchwood Power Partners Project A):
    400,000     A-1+         Series A, VRDD, 5.150% due 10/1/24......................              400,000
    100,000     A-1+         Series B, VRDD, 5.150% due 12/1/24......................              100,000
    300,000     A-1+     Roanoke, VA IDA Hospital Revenue (Carilion Health System),
                           VRDD, 5.050% due 7/1/27...................................              300,000
                                                                                              ------------
                                                                                                   800,000
                                                                                              ------------
                         Total Short-Term Investments (Cost -- $2,800,000)...........            2,800,000
                                                                                              ------------
                         Total Investments -- 100% (Cost -- $116,214,677**)..........         $123,977,580
                                                                                              ============
------------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 8 and 9 for definition of ratings and certain security descriptions.

----------------------------------------------------------------------------------------------------------
                                     See notes to financial statements.

                                                                                                    Page 7


MUNICIPAL PARTNERS FUND INC.

Long-Term Securities Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA - Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa - Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A - Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR - Indicates that the bond is not rated by Moody's or Standard & Poor's.

MUNICIPAL PARTNERS FUND INC.

Short-Term Securities Ratings (unaudited)

SP-1 - Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 - Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 - Moody's highest rating for issues having a demand feature - VRDO.

P-1 - Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)


ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
ETM      - Escrowed To Maturity                     PCR       - Pollution Control Revenue
FGIC     - Financial Guaranty Insurance Company     PSFG      - Permanent School Fund Guaranty
FHA      - Federal Housing Administration           RAN       - Revenue Anticipation Notes
FHLMC    - Federal Home Loan Mortgage               RIBS      - Residual Interest Bonds
             Corporation                            RITES     - Residual Interest Tax-Exempt Securities
FLAIRS   - Floating Adjustable Interest Rate        SYCC      - Structured Yield Curve Certificate
             Securities                             TAN       - Tax Anticipation Notes
FNMA     - Federal National Mortgage Association    TECP      - Tax Exempt Commercial Paper
FRTC     - Floating Rate Trust Certificates         TOB       - Tender Option Bonds
FSA      - Financial Security Assurance             TRAN      - Tax and Revenue Anticipation Notes
GIC      - Guaranteed Investment Contract           VA        - Veterans Administration
GNMA     - Government National Mortgage             VRDD      - Variable Rate Daily Demand
             Association                            VRWE      - Variable Rate Wednesday Demand

                                                                                                Page 9


MUNICIPAL PARTNERS FUND INC.

Statement of Assets and Liabilities
December 31, 1998

Assets:
     Investments, at value (Cost-- $116,214,677)................. $123,977,580
     Cash........................................................       87,783
     Interest receivable.........................................    1,927,733
     Receivable for investments sold.............................       50,018
     Prepaid expenses............................................       20,153
                                                                  ------------
     TOTAL ASSETS................................................  126,063,267
                                                                  ------------

Liabilities:
     Management fee payable (Note 2).............................       64,196
     Accrued expenses............................................       94,026
                                                                  ------------
     TOTAL LIABILITIES...........................................      158,222
                                                                  ------------
TOTAL NET ASSETS................................................. $125,905,045
                                                                  ============

Net Assets:
     Preferred Stock (Note 5).................................... $ 40,000,000
                                                                  ------------
     Common Stock ($0.001 par value, 100,000,000 shares
       authorized; 5,757,094 shares outstanding).................        5,757
     Additional paid-in capital..................................   79,673,514
     Undistributed net investment income.........................      268,992
     Accumulated net realized loss on security transactions......   (1,806,121)
     Net unrealized appreciation on investments..................    7,762,903
                                                                  ------------
     Net Assets Applicable to Common Stock.......................   85,905,045
                                                                  ------------
TOTAL NET ASSETS................................................. $125,905,045
                                                                  ============

Net Asset Value, Per Share of Common Stock  ($85,905,045 /
  5,757,094 shares outstanding)..................................       $14.92
                                                                        ======



------------------------------------------------------------------------------
                      See notes to financial statements.

MUNICIPAL PARTNERS FUND INC.

Statement of Operations
For the Year Ended December 31, 1998

INVESTMENT INCOME:
     Interest................................................... $ 7,080,630
                                                                 -----------

EXPENSES:
     Management fee (Note 2)....................................     753,309
     Auction agent fee..........................................     109,470
     Audit and tax services.....................................      72,880
     Shareholder communication fees.............................      35,649
     Legal......................................................      30,813
     Directors' fees and expenses (Note 2)......................      25,876
     Transfer agent.............................................      17,274
     Listing fee................................................      16,128
     Shareholder annual meeting.................................      13,351
     Custodian..................................................      13,130
     Amortization of deferred organization costs (Note 1).......       1,050
     Other......................................................       9,605
                                                                 -----------
     TOTAL EXPENSES.............................................   1,098,535
                                                                 -----------
NET INVESTMENT INCOME...........................................   5,982,095
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales.....................................  41,723,311
        Cost of securities sold.................................  41,228,550
                                                                 -----------
     Net Realized Gain..........................................     494,761
                                                                 -----------
     Change in Net Unrealized Appreciation on Investments:
        Beginning of year.......................................   7,713,456
        End of year.............................................   7,762,903
                                                                 -----------
     Increase in Net Unrealized Appreciation....................      49,447
                                                                 -----------
Net Gain on Investments.........................................     544,208
                                                                 -----------
Increase in Net Assets From Operations.......................... $ 6,526,303
                                                                 ===========


----------------------------------------------------------------------------
                      See notes to financial statements.
                                                                     Page 11

MUNICIPAL PARTNERS FUND INC.


Statements of Changes in Net Assets
For the Years Ended December 31,

                                                           1998         1997
--------------------------------------------------------------------------------
OPERATIONS:
     Net investment income.......................... $  5,982,095 $  6,128,607
     Net realized gain..............................      494,761      911,206
     Increase in net unrealized appreciation........       49,447    4,003,941
                                                     ------------ ------------
     INCREASE IN NET ASSETS FROM OPERATIONS.........    6,526,303   11,043,754
                                                     ------------ ------------
DIVIDENDS PAID FROM NET INVESTMENT INCOME TO:
     Common shareholders............................   (4,594,162)  (4,594,161)
     Preferred shareholders.........................   (1,512,967)  (1,516,642)
                                                     ------------ ------------
     DECREASE IN NET ASSETS FROM DIVIDENDS..........   (6,107,129)  (6,110,803)
                                                     ------------ ------------
INCREASE IN NET ASSETS..............................      419,174    4,932,951

NET ASSETS:
     Beginning of year..............................  125,485,871  120,552,920
                                                     ------------ ------------
     END OF YEAR*................................... $125,905,045 $125,485,871
                                                     ============ ============

     * Includes undistributed net investment
       income of:...................................     $268,992     $394,026
                                                         ========     ========

Statement of Cash Flows
For the Year Ended December 31, 1998

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities................   $41,673,293
     Purchases of portfolio securities..........................   (39,710,932)
     Net purchases of short-term securities.....................    (1,800,000)
                                                                   -----------
                                                                       162,361
     Net investment income......................................     5,982,095
     Amortization of net premium on investments.................        93,356
     Amortization of organization costs (Note 1)................         1,050
     Net change in receivables/payables related to operations...       (80,847)
                                                                   -----------
     NET CASH PROVIDED BY OPERATING ACTIVITIES..................     6,158,015
                                                                   -----------
CASH FLOWS USED BY FINANCING ACTIVITIES:
     Common stock dividends paid................................    (4,594,162)
     Preferred stock dividends paid.............................    (1,512,967)
                                                                   -----------
     NET CASH USED BY FINANCING ACTIVITIES......................    (6,107,129)
                                                                   -----------
Net Increase in Cash............................................        50,886
Cash, Beginning of Year.........................................        36,897
                                                                   -----------
Cash, End of Year...............................................   $    87,783
                                                                   ===========

------------------------------------------------------------------------------
                     See notes to financial statements.

MUNICIPAL PARTNERS FUND INC.

Notes to Financial Statements

Note 1.  Significant Accounting Policies

Municipal Partners Fund Inc. ("Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc, may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.

MUNICIPAL PARTNERS FUND INC.

DEFERRED ORGANIZATION COSTS. Organization costs amounting to $89,271 were incurred in connection with the organization of the Fund. These costs have been deferred and amortized ratably over a five-year period from commencement of operations. As of December 31, 1998, the amortization of the deferred organization costs had been completed.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 2.  Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ("Investment Manager"), a subsidiary of PIMCO Advisors L.P. ("PIMCO"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO, which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ("Investment Adviser"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings Inc. ("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Investment Adviser has delegated certain administrative services to Mutual Management Corp. ("MMC"), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and MMC. The investment advisory and administration agreement with the Investment Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of such agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the Investment Adviser, with and into SSBH, a subsidiary of Citigroup, which occurred on November 28, 1997.

MUNICIPAL PARTNERS FUND INC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

At December 31, 1998, the Investment Adviser owned 4,275 shares of the Fund.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board and audit committee meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 3.  Investments

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1998, aggregated $39,710,932 and $41,723,311, respectively.

The Federal income tax cost basis of the Fund's investments at December 31, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation amounted to $7,762,903 for Federal income tax purposes.

Note 4.  Capital Loss Carryforwards

At December 31, 1998, the Fund had a net capital loss carryover of approximately $1,805,000 of which $1,049,000 will be available through December 31, 2002, $704,000 will be available through December 31, 2003 and $52,000 will be available through December 31, 2004 to offset future capital gains to the extent provided by Federal income tax regulations.

Note 5.  Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

MUNICIPAL PARTNERS FUND INC.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended December 31, 1998 ranged from 3.67% to 3.85%. The weighted average dividend rate for the year ended December 31, 1998 was 3.731%. The Board of Directors designated the dividend period commencing October 20, 1998 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on October 19, 1998 remained in effect through January 18, 1999. The dividend rate for this Special Rate Period was 3.72%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Note 6.  Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 7.  Events Subsequent to December 31, 1998

COMMON STOCK DIVIDENDS. On January 4 and February 1, 1999, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.0665 per share, payable on January 29 and February 26, 1999 to shareholders of record on January 12 and February 17, 1999, respectively.

PREFERRED STOCK DIVIDENDS. The Board of Directors designated the dividend period commencing January 19, 1999 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on January 15, 1999 remains in effect through April 19, 1999 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.35%.

MUNICIPAL PARTNERS FUND INC.

Note 8.  Bylaw Amendment

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

MUNICIPAL PARTNERS FUND INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year ended December 31:


                                                              1998       1997      1996      1995      1994
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............           $ 14.85    $ 13.99   $ 14.19   $ 11.55   $ 14.59
                                                            -------    -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income.........................              1.04       1.06      1.08      1.10      1.10
   Net realized and unrealized gain (loss).......              0.09       0.86     (0.24)     2.63     (3.04)
                                                            -------    -------   -------   -------   -------
Total Income (Loss) From Operations..............              1.13       1.92      0.84      3.73     (1.94)
                                                            -------    -------   -------   -------   -------
LESS DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
   Common shareholders...........................             (0.80)     (0.80)    (0.79)    (0.80)    (0.89)
   Preferred shareholders........................             (0.26)     (0.26)    (0.25)    (0.29)    (0.21)
                                                            --------   -------   -------   -------   -------
Total Dividends From Net Investment Income.......             (1.06)     (1.06)    (1.04)    (1.09)    (1.10)
                                                            --------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR.....................           $ 14.92    $ 14.85   $ 13.99   $ 14.19   $ 11.55
                                                            =======    =======   =======   =======   =======
PER SHARE MARKET VALUE, END OF YEAR..............           $14.125    $ 13.50   $ 11.75   $11.625   $ 9.875
                                                            =======    =======   =======   =======   =======
TOTAL RETURN, BASED ON MARKET PRICE (1)..........             10.89%     22.31%     7.99%    26.18%   (22.57)%
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS (2):
   Operating expenses............................              1.28%      1.34%     1.40%     1.43%     1.49%
   Net investment income.........................              6.99%      7.47%     7.84%     8.41%     8.67%
NET ASSETS OF COMMON SHAREHOLDERS,
   END OF YEAR (000S)............................           $85,905    $85,486   $80,553   $81,698   $66,469
PREFERRED STOCK OUTSTANDING,
   END OF YEAR (000S)............................           $40,000    $40,000   $40,000   $40,000   $40,000
PORTFOLIO TURNOVER RATE..........................               32%        27%       27%       35%       17%

-------------------------------------------------------------------------------
(1) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(2) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares, and excludes the effect of dividend payments to preferred shareholders.

Page 18


MUNICIPAL PARTNERS FUND INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF MUNICIPAL PARTNERS FUND INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund Inc. ("Fund") at December 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 22, 1999

MUNICIPAL PARTNERS FUND INC.

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:


                                                                                          NET REALIZED
                                                                  NET INVESTMENT          & UNREALIZED
                                                                      INCOME               GAIN (LOSS)
                                                                 -----------------    --------------------
QUARTER ENDED*                                                   TOTAL   PER SHARE     TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------
March 31, 1997...............................................    $1,544    $0.27        $(1,587)  $(0.27)
June 30, 1997................................................     1,535     0.27          2,442     0.42
September 30, 1997...........................................     1,531     0.26          2,071     0.36
December 31, 1997............................................     1,519     0.26          1,989     0.35
March 31, 1998...............................................     1,515     0.26           (198)   (0.03)
June 30, 1998................................................     1,463     0.26            302     0.05
September 30, 1998...........................................     1,513     0.26          1,494     0.26
December 31, 1998............................................     1,491     0.26         (1,054)   (0.19)
----------------------------------------------------------------------------------------------------------
* Totals expressed in thousands of dollars except per share amounts.



1998 Federal Tax Notice (unaudited)

During the year ended December 31, 1998, the Fund paid to shareholders $6,107,129 from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for regular Federal income tax purposes. You should consult your tax adviser as to the state and local tax treatment of the dividends you received.

MUNICIPAL PARTNERS FUND INC.

Additional Shareholder Information (unaudited)

On January 15, 1998, a Special Meeting of the Fund's stockholders was held for the purpose of voting on the following matters:

   1. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund;

   2. The election of William D. Cvengros as a Director of the Fund.

   The results of the vote on Proposal 1 were as follows:


                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
------------------------------------------------------------------------------------------------------------
   4,949,621.196         97.3%         36,533.347           0.7%           99,281.649          2.0%
------------------------------------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:


                                                         % OF SHARES          VOTES         % OF SHARES
NAME OF DIRECTOR                        VOTES FOR           VOTED            AGAINST           VOTED
------------------------------------------------------------------------------------------------------------
William D. Cvengros                   4,991,733.369         98.2%          93,702.823          1.8%
------------------------------------------------------------------------------------------------------------


                                    ----------------

On April 7, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

   1. The election of Heath B. McLendon and Dr. Riordan Roett as Directors of the Fund; and

   2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended December 31, 1998.

   The results of the vote on Proposal 1 were as follows:


                                                                            PREFERRED
                                        PREFERRED        % OF SHARES          VOTES        % OF SHARES
 NAME OF DIRECTORS                      VOTES FOR           VOTED            AGAINST          VOTED
------------------------------------------------------------------------------------------------------------
 Heath B. McLendon                         708             100.0%               0              0.0%
 Dr. Riordan Roett                         708             100.0%               0              0.0%
------------------------------------------------------------------------------------------------------------


      The results of the vote on Proposal 2 were as follows:



                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
------------------------------------------------------------------------------------------------------------
   4,906,402.552         98.9%         13,260.782           0.3%           40,939.285          0.8%
------------------------------------------------------------------------------------------------------------

                                                                                                     Page 21


MUNICIPAL PARTNERS FUND INC.

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

MUNICIPAL PARTNERS FUND INC.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

MUNICIPAL PARTNERS FUND INC.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209.

MUNICIPAL PARTNERS FUND INC.

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer and
      President of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.
HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon Smith Barney Inc.
      President and Director, Mutual
      Management Corp. and Travelers
      Investment Adviser, Inc.,
      Chairman, Smith Barney Strategy
      Advisors Inc.
RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University
ROBERT L. ROSEN
      General Partner,
      R.L.R. Partners

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
ROBERT E. AMODEO
      Executive Vice President
NEWTON B. SCHOTT
      Executive Vice President
ANTHONY PACE
      Assistant Controller
CHRISTINA T. SYDOR
      Secretary

Municipal Partners Fund Inc.
      7 World Trade Center
      New York, New York  10048
      Telephone 1-888-777-0102

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York  10006

CUSTODIAN
      PNC Bank N.A.
      200 Stevens Drive
      Lester, PA 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      MNP


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State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750